UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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Trimble Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant): N/A

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Your **Vote** Counts!

TRIMBLE INC.

2023 Annual Meeting

Vote by May 31, 2023

11:59 PM ET

Trimble Inc.
c/o AST, LLC
6201 15th Avenue
Brooklyn, NY 11219

You invested in TRIMBLE INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 01, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, 10K/Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 01, 2023

5:00 PM MDT

To attend the virtual meeting, go to www.virtualshareholdermeeting.com/TRMB2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01 James C. Dalton 02 Borje Ekholm 03 Ann Fandozzi 04 Kaigham (Ken) Gabriel 05 Meaghan Lloyd 06 Sandra MacQuillan 07 Robert G. Painter 08 Mark S. Peek 09 Thomas Sweet 10 Johan Wibergh	For
2	Advisory vote to approve executive compensation	For
3	Advisory vote on the frequency of executive compensation votes	1 Year
4	Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2023	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof

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